Exhibit 21.1 - MMC Subsidiary List
Marsh & McLennan Companies, Inc. as at February 12, 2024

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	Advance Asset Management Limited	Australia
3	AFCO Premium Credit LLC	United States
4	Agnew Higgins Pickering & Co. (Bermuda) Ltd	Bermuda
5	Aldgate Trustees Ltd	United Kingdom
6	Alpha Consultants Limited	New Zealand
7	Altius Associates GP Ltd	Guernsey
8	Altius Associates Special Partner GP Limited	Guernsey
9	Altius Client (GP) II LLC	United States
10	Altius Client (GP) LLC	United States
11	Altius Client JP Limited	Cayman Islands
12	Altius Real Assets (GP) LLC	United States
13	Altius Real Assets Management S.a.r.l (GP)	Luxembourg
14	Amal Insurance Brokers Limited	Saudi Arabia
15	Ardrossan Insurance Brokers Pty Ltd	Australia
16	Asprose Corredora de Seguros S.A.	Costa Rica
17	Assur Conseils Marsh S.A.	Senegal
18	Assurance Services Corporation	United States
19	Austral Insurance Brokers Pty Ltd	Australia
20	Avascent Canada ULC	Canada
21	BeneCap Insurance Solutions IC	United States
22	BenPool Re IC	United States
23	Best Insurance, Inc.	Japan
24	Best Insurance, Inc. (Fukouka Branch)
25	Best Insurance, Inc. (Fukuyama Branch)
26	Best Insurance, Inc. (Hiroshima Branch)
27	Best Insurance, Inc. (Nara Branch)
28	Best Insurance, Inc. (Okayama Branch)
29	Blue Marble Micro Limited	United Kingdom
30	Blue Marble Microinsurance, Inc.	United States
31	Bluefin Insurance Group Limited	United Kingdom
32	Bluefin Insurance Services Limited	United Kingdom
33	Boulder Claims, LLC	United States
34	Bovill Risk & Insurance Consultants Pty. Ltd.	Australia
35	Bowring (Bermuda) Investments Ltd.	Bermuda
36	Bowring Marsh (Bermuda) Ltd.	Bermuda
37	Bowring Marsh (Hong Kong) Limited	Hong Kong
38	Calm Finance Holdings Limited	United Kingdom
39	Calm Treasury Holdings Limited	United Kingdom
40	Calm Treasury Services (Barbados) SRL	Barbados
41	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina

42	Carpenter Marsh Fac Brasil Corretora de Resseguros Ltda	Brazil
43	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile
44	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
45	Carpenter Marsh Fac Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
46	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
47	Carpenter Marsh Fac Re LLC	United States
48	Carpenter Turner Cyprus Ltd	Cyprus
49	Carpenter Turner -Insurance Reinsurance Broker S.A.	Greece
50	Cascade Regional Holdings Limited	United Kingdom
51	Certus Insurance Brokers (N.Z.) Limited	New Zealand
52	Chambers Insurance Brokers Pty Ltd	Australia
53	Chartwell Healthcare Limited	United Kingdom
54	Clark Thomson Insurance Brokers Limited	United Kingdom
55	Client Provide Limited	New Zealand
56	Comprehensive Travel Insurance Limited	New Zealand
57	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
58	Continental Owner Operators Insurance Services, Inc.	United States
59	CPRM Limited	United Kingdom
60	Darwin Technologies Holdings Limited	United Kingdom
61	Darwin Technologies Limited	United Kingdom
62	Darwin Technologies S.R.L.	Romania
63	Deasterra Partners, S.L.	Spain
64	Deasterra Services, S.L.	Spain
65	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
66	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
67	Echelon Advisory & Consulting (Malaysia) Sdn. Bhd.	Malaysia
68	Echelon Australia Pty Ltd	Australia
69	Empire Insurance Group Pty Ltd	Australia
70	EnBW Versicherungs Vermittlung GmbH	Germany
71	Epsilon (US) Insurance Company	United States
72	Epsilon Insurance Company, Ltd.	Cayman Islands
73	Freedom Trust Services Limited	Ireland
74	Gard Fund General Partner S.a.r.l.	Luxembourg
75	GC Insights LLC	United States
76	Global Premium Finance Company	United States
77	Group Promoters Pty Ltd	Australia
78	Guy Carpenter & Cia., S.A.	Spain
79	Guy Carpenter & Co. Labuan Ltd.	Malaysia
80	Guy Carpenter & Company AB	Sweden
81	Guy Carpenter & Company Corredores de Reaseguros SpA	Chile
82	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
83	Guy Carpenter & Company GmbH	Germany
84	Guy Carpenter & Company Gmbh (Austria Branch)
85	Guy Carpenter & Company GmbH (Czech Branch)
86	Guy Carpenter & Company GmbH (Poland Branch)
87	Guy Carpenter & Company GmbH (Switzerland Branch)
88	Guy Carpenter & Company GmbH (UK Branch)
89	Guy Carpenter & Company Limited	United Kingdom
90	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.C.	Peru
91	Guy Carpenter & Company Private Limited	Singapore

92	Guy Carpenter & Company Proprietary Limited	South Africa
93	Guy Carpenter & Company Pty. Ltd.	Australia
94	Guy Carpenter & Company S.A. (Netherlands Branch)
95	Guy Carpenter & Company S.r.l.	Italy
96	Guy Carpenter & Company, Limited	Hong Kong
97	Guy Carpenter & Company, LLC	United States
98	Guy Carpenter & Company, LLC (Taiwan Branch)
99	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
100	Guy Carpenter & Company, S.A.	Belgium
101	Guy Carpenter & Company, S.A.	Argentina
102	Guy Carpenter & Company, S.A.S.	France
103	Guy Carpenter (Middle East) Limited	United Arab Emirates
104	Guy Carpenter Bermuda Ltd.	Bermuda
105	Guy Carpenter Broking, Inc.	United States
106	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
107	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
108	Guy Carpenter Insurance Brokers (Beijing) Co., Ltd (Shanghai Branch)
109	Guy Carpenter Israel Limited	Israel
110	Guy Carpenter Japan, Inc.	Japan
111	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
112	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
113	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
114	Hamilton Bond Limited	United Kingdom
115	HAPIP GP 2009, LLC	United States
116	HAPIP GP, LLC	United States
117	HIG Australia BidCo Pty Ltd	Australia
118	HIG Australia HoldCo Pty Ltd	Australia
119	Honan Asia Pte Ltd	Singapore
120	Honan Benefits Pte Ltd	Singapore
121	Honan Eikon Pty Ltd	Australia
122	Honan Financial Services Pty. Ltd.	Australia
123	Honan Financial Services Unit Trust
124	Honan Group (Malaysia) Sdn. Bhd.	Malaysia
125	Honan Insurance Group (Asia) Pte Ltd	Singapore
126	Honan Insurance Group (NZ) Limited	New Zealand
127	Honan Insurance Group (Wa) Pty Ltd	Australia
128	Honan Insurance Group Pty Ltd	Australia
129	Honan Insurance Group WA Unit Trust
130	Honan Life Insurance Group Pty Ltd	Australia
131	Honan Operating Co Pty Ltd	Australia
132	Induslynk Training Services Private Limited	India
133	Insbrokers Ltda.	Uruguay
134	InSolutions Limited	United Kingdom
135	Insurance Solutions General Insurance Agency (2005) Ltd	Israel
136	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
137	Insure Direct (Brokers) LLC	United Arab Emirates
138	International Catastrophe Insurance Managers, LLC	United States
139	Irish Pensions Trust Limited	Ireland
140	Isosceles Insurance (Barbados) Limited	Barbados
141	Isosceles Insurance Ltd	Bermuda

142	J&H Marsh & McLennan Limited	Hong Kong
143	J.W. Terrill Benefit Administrators, Inc.	United States
144	Japan Affinity Marketing, Inc.	Japan
145	Jelf Commercial Finance Limited	United Kingdom
146	Jelf Insurance Brokers Limited	United Kingdom
147	Jelf Limited	United Kingdom
148	JI Holdings Limited	Mauritius
149	JIB Group Holdings Limited	United Kingdom
150	JIB Group Limited	United Kingdom
151	JIB Overseas Holdings Limited	United Kingdom
152	JIB UK Holdings Limited	United Kingdom
153	JLT Advisory Services Limited	India
154	JLT Asia Holdings BV	Netherlands
155	JLT Chile Holdings SpA	Chile
156	JLT Colombia Retail Limited	United Kingdom
157	JLT Colombia Wholesale Limited	United Kingdom
158	JLT Consultants & Actuaries Limited	United Kingdom
159	JLT EB Services Limited	United Kingdom
160	JLT Group Holdings Limited	United Kingdom
161	JLT Group Services Pty Ltd	Australia
162	JLT Holdings (Barbados) Ltd	Barbados
163	JLT Holdings (Bermuda) Ltd.	Bermuda
164	JLT Independent Consultancy Services Private Limited	India
165	JLT Insurance Brokers Limited	Hong Kong
166	JLT Insurance Brokers Limited (Macao Branch)
167	JLT Insurance Group Holdings Ltd	United Kingdom
168	JLT Intellectual Property Limited	Ireland
169	JLT Investment Management Limited	United Kingdom
170	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
171	JLT Latin American Holdings Limited	United Kingdom
172	JLT Life Assurance Brokers Limited	Thailand
173	JLT Management Services Limited	United Kingdom
174	JLT Mexico Holdings Limited	United Kingdom
175	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
176	JLT Pensions Administration Limited	United Kingdom
177	JLT Peru Reinsurance Solutions Limited	United Kingdom
178	JLT Peru Retail Limited	United Kingdom
179	JLT Peru Wholesale Limited	United Kingdom
180	JLT QFM Services Limited	Ireland
181	JLT Re Limited	United Kingdom
182	JLT Re Pty Ltd	Australia
183	JLT Reinsurance Brokers Limited	United Kingdom
184	JLT Risk Solutions Pty Ltd	Australia
185	JLT Singapore Holdings Pte. Ltd.	Singapore
186	JLT Specialty Limited	United Kingdom
187	JLT Specialty Pte. Ltd.	Singapore
188	JLT Towner Insurance Management (Anguilla) Limited	Anguilla
189	JLT Trust Services (Barbados) Ltd	Barbados
190	JLT UK Investment Holdings Limited	United Kingdom
191	JLT Vantage Risk and Benefit Consulting Private Limited	India

192	JLT Wealth Management Limited	United Kingdom
193	JMIB Holdings BV	Netherlands
194	JSC "Marsh - consulting services"	Russian Federation
195	Kepler Associates Limited	United Kingdom
196	Kessler & Co AG	Switzerland
197	Kessler & Co Inc.	Liechtenstein
198	Kessler Consulting Inc.	Switzerland
199	Kessler Prevoyance Inc.	Switzerland
200	KFAS GP S.a.r.l.	Luxembourg
201	Lambert Brothers Brokers (Hong Kong) Limited	Hong Kong
202	Lavaretus Underwriting AB	Sweden
203	Lavaretus Underwriting AB (BRANCH - Finland)
204	LLP Holdings Pty Ltd	Australia
205	MACC Asistencias SpA
206	MAG SpA	Italy
207	Malcolm Investment Holdings Limited	Barbados
208	Mangrove Cell 5 IC	United States
209	Mangrove Cell 6 IC	United States
210	Mangrove Delaware Insurance Solutions Inc	United States
211	Mangrove Insurance Europe PCC Limited	Malta
212	Mangrove Insurance Guernsey PCC Limited	Guernsey
213	Mangrove Insurance Solutions PCC Limited	Isle of Man
214	Mangrove Insurance Solutions, PCC	United States
215	Marine, Aviation & General (London) Limited	United Kingdom
216	Marley Eternit Fund General Partner S.a.r.l.	Luxembourg
217	Marsh & McLennan (PNG) Limited	Papua New Guinea
218	Marsh & McLennan Agencies Limited	Hong Kong
219	Marsh & McLennan Agency Limited	New Zealand
220	Marsh & McLennan Agency LLC	United States
221	Marsh & McLennan Agency Pty Ltd	Australia
222	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
223	Marsh & McLennan Colombia S.A.S	Colombia
224	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
225	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
226	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l. (Barbados Branch)
227	Marsh & McLennan Companies France S.A.S.	France
228	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
229	Marsh & McLennan Companies UK Limited	United Kingdom
230	Marsh & McLennan Companies, Inc. (UK Establishment)
231	Marsh & McLennan Deutschland GmbH	Germany
232	Marsh & McLennan Europe S.a.r.l.	Luxembourg
233	Marsh & McLennan Europe S.a.r.l. (Barbados Branch)
234	Marsh & McLennan Finance Unlimited Company	Ireland
235	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
236	Marsh & McLennan Holding GmbH	Germany
237	Marsh & McLennan Holdings (Canada) ULC	Canada
238	Marsh & McLennan Innovation Centre Limited	Ireland
239	Marsh & McLennan Insurance Services Limited	Hong Kong
240	Marsh & McLennan Ireland Limited	Ireland
241	Marsh & McLennan Risk Capital Holdings, Ltd.	United States

242	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
243	Marsh & McLennan Shared Services Canada Limited	Canada
244	Marsh & McLennan Shared Services, LLC	United States
245	Marsh (Bahrain) Company WLL	Bahrain
246	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
247	Marsh (China) Insurance Brokers Co., Ltd.	China
248	Marsh (China) Insurance Brokers Co., Ltd. (Chengdu Branch)
249	Marsh (China) Insurance Brokers Co., Ltd. (Guangdong Branch)
250	Marsh (China) Insurance Brokers Co., Ltd. (Hefei Branch)
251	Marsh (China) Insurance Brokers Co., Ltd. (Jiangsu Branch)
252	Marsh (China) Insurance Brokers Co., Ltd. (Liaoning Branch)
253	Marsh (China) Insurance Brokers Co., Ltd. (Shandong Branch)
254	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Branch)
255	Marsh (China) Insurance Brokers Co., Ltd. (Shanghai Reinsurance Branch)
256	Marsh (China) insurance Brokers Co., Ltd. (Shenzhen Branch)
257	Marsh (China) Insurance Brokers Co., Ltd. (Tianjin Branch)
258	Marsh (China) Insurance Brokers Co., Ltd. (Xiamen Branch)
259	Marsh (Hong Kong) Limited	Hong Kong
260	Marsh (Insurance Brokers) LLP	Kazakhstan
261	Marsh (Insurance Services) Limited	United Kingdom
262	Marsh (Malawi) Limited	Malawi
263	Marsh (Middle East) Limited	United Kingdom
264	Marsh (Middle East) Limited (Abu Dhabi Branch)
265	Marsh (Middle East) Limited (Egypt Rep Office)
266	Marsh (Middle East) Limited (Iraq Branch)
267	Marsh (Namibia) Proprietary Limited	Namibia
268	Marsh (Singapore) Pte. Ltd.	Singapore
269	Marsh (Singapore) Pte. Ltd. (Myanmar Rep Office)
270	Marsh A/S	Denmark
271	Marsh AB	Sweden
272	Marsh Advantage Insurance Pty Ltd	Australia
273	Marsh Advisory S.A.C.	Peru
274	Marsh Advisory S.r.l.	Italy
275	Marsh Advisory Services S.R.L.	Romania
276	Marsh Africa (Pty) Ltd	South Africa
277	Marsh AG	Switzerland
278	Marsh Argentina S.R.L.	Argentina
279	Marsh Associates Proprietary Limited	South Africa
280	Marsh Austria G.m.b.H.	Austria
281	Marsh B.V.	Netherlands
282	Marsh Botswana (Proprietary) Limited	Botswana
283	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
284	Marsh Broker Japan, Inc.	Japan
285	Marsh Brokers (Hong Kong) Limited	Hong Kong
286	Marsh Canada Limited/Marsh Canada Limitee	Canada
287	Marsh Corporate Services (Barbados) Limited	Barbados
288	Marsh Corporate Services Isle of Man Ltd	Isle of Man
289	Marsh Corporate Services Limited	United Kingdom
290	Marsh Corporate Services Malta Limited	Malta
291	Marsh Corredores de Seguros SpA	Chile

292	Marsh Corretora de Seguros Ltda.	Brazil
293	Marsh d.o.o. Beograd	Serbia
294	Marsh d.o.o. za posredovanje u osiguranju	Croatia
295	Marsh Emirates Consultancy LLC	United Arab Emirates
296	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
297	Marsh Emirates insurance Brokerage LLC (Abu Dhabi Branch)
298	Marsh Employee Benefits Limited	Ireland
299	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
300	Marsh EOOD	Bulgaria
301	Marsh Europe S.A.	Belgium
302	Marsh Europe S.A. (Slovakia Branch)
303	Marsh Europe S.A. (Slovenia Branch)
304	Marsh Europe S.A. (Ukraine Branch)
305	Marsh Financial Services Risk Purchasing Group	United States
306	Marsh FJC International Insurance Brokers Limited	Nigeria
307	Marsh for Insurance Brokerage S.A.E.	Egypt
308	Marsh for Insurance Consulting	Egypt
309	Marsh for Insurance Services - Jordan	Jordan
310	Marsh Franco Acra, S.A.	Dominican Republic
311	Marsh GmbH	Germany
312	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
313	Marsh Guy Carpenter Reinsurance Brokers Saudi Arabia	Saudi Arabia
314	Marsh India Insurance Brokers Private Limited	India
315	Marsh Insurance & Investments LLC	United States
316	Marsh Insurance Agencies Limited	Hong Kong
317	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
318	Marsh Insurance Brokers (Macao) Limited	Macao
319	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
320	Marsh Insurance Brokers AO	Russian Federation
321	Marsh Insurance Brokers Limited	Cyprus
322	Marsh Insurance Brokers Limited	Uganda
323	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
324	Marsh International Holdings, LLC	United States
325	Marsh Ireland Brokers Limited	Ireland
326	Marsh Ireland Brokers Limited (UK Branch)
327	Marsh Israel (1999) Ltd.	Israel
328	Marsh Israel (Holdings) Ltd.	Israel
329	Marsh Israel Consultants Ltd.	Israel
330	Marsh Israel Insurance Agency Ltd.	Israel
331	Marsh Japan, Inc.	Japan
332	Marsh JLT Ireland Holdings Limited	Ireland
333	Marsh Kft.	Hungary
334	Marsh Kindlustusmaakler AS	Estonia
335	Marsh Korea, Inc.	Korea, Republic of
336	Marsh Limited	Fiji
337	Marsh Limited	New Zealand
338	Marsh Limited	Papua New Guinea
339	Marsh Limited	United Kingdom
340	Marsh LLC	United States
341	Marsh LLC [Ukraine]	Ukraine

342	Marsh LLC Insurance Brokers	Greece
343	Marsh Ltd. (Wisconsin)	United States
344	Marsh Ltd. [Taiwan Branch]
345	Marsh Management Services (Barbados) Limited	Barbados
346	Marsh Management Services (Bermuda) Ltd.	Bermuda
347	Marsh Management Services (Dublin) Limited	Ireland
348	Marsh Management Services (MENA) Limited	United Arab Emirates
349	Marsh Management Services Cayman Ltd.	Cayman Islands
350	Marsh Management Services Guernsey Limited	Guernsey
351	Marsh Management Services Inc.	United States
352	Marsh Management Services Isle of Man Limited	Isle of Man
353	Marsh Management Services Labuan Limited	Malaysia
354	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
355	Marsh Management Services Luxembourg S.a.r.l. (Zurich/Switzerland Branch)
356	Marsh Management Services Luxembourg, S.a.r.l. (Vaduz/Liechtenstein Branch)
357	Marsh Management Services Malta Limited	Malta
358	Marsh Management Services Singapore Pte. Ltd.	Singapore
359	Marsh Management Services Sweden AB	Sweden
360	Marsh Marine (Pty) Ltd	South Africa
361	Marsh McLennan (Australia) Pty Ltd	Australia
362	Marsh McLennan Agency A/S	Denmark
363	Marsh McLennan Alpha Limited	United Kingdom
364	Marsh McLennan Arabia For The Headquarters Of Foreign Companies	Saudi Arabia
365	Marsh McLennan AS	Norway
366	Marsh McLennan Global Services India Private Limited	India
367	Marsh Mclennan India Holdings Limited	United Kingdom
368	Marsh McLennan India Limited	United Kingdom
369	Marsh McLennan International Treasury Services Pte. Ltd.	Singapore
370	Marsh McLennan Investment B.V.	Netherlands
371	Marsh McLennan Morocco	Morocco
372	Marsh McLennan Regional Holdings Limited	United Kingdom
373	Marsh MEA Ltd	United Arab Emirates
374	Marsh Medical Consulting GmbH	Germany
375	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
376	Marsh Mexico, Agente de Seguros y de Fianzas, Sociedad Anónima De Capital Variable	Mexico
377	Marsh Morocco	Morocco
378	Marsh NV/SA (UK Branch)
379	Marsh Oman LLC	Oman
380	Marsh Oy	Finland
381	Marsh PB Co., Ltd.	Thailand
382	Marsh Peru S.A.C. Corredores de Seguros	Peru
383	Marsh Philippines, Inc.	Philippines
384	Marsh Proprietary Limited	South Africa
385	Marsh Pty Ltd	Australia
386	Marsh Qatar LLC	Qatar
387	Marsh ReSolutions Pty Limited	Australia
388	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
389	Marsh Risk Consulting B.V.	Netherlands

390	Marsh Risk Consulting Limitada	Chile
391	Marsh Risk Consulting Ltda.	Colombia
392	Marsh Risk Consulting, S.L.	Spain
393	Marsh S.A.	Belgium
394	Marsh S.A.S.	France
395	Marsh S.p.A.	Italy
396	Marsh s.r.o.	Czech Republic
397	Marsh s.r.o.	Slovakia
398	Marsh SA (Luxembourg Branch)
399	Marsh SA [Argentina]	Argentina
400	Marsh SA [Uruguay]	Uruguay
401	Marsh Saldana, Inc.	Puerto Rico
402	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
403	Marsh Secretarial Services Limited	United Kingdom
404	Marsh Semusa, S.A.	Panama
405	Marsh Services Limited	United Kingdom
406	Marsh Services Spolka z.o.o.	Poland
407	Marsh SIA	Latvia
408	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
409	Marsh Soken, Inc	Japan
410	Marsh Spolka z.o.o.	Poland
411	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
412	Marsh Treasury Services Limited	United Kingdom
413	Marsh Tunisia S.a.r.l.	Tunisia
414	Marsh USA Borrower LLC	United States
415	Marsh USA LLC	United States
416	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
417	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
418	Marsh Zambia Limited	Zambia
419	Marsh, Lda.	Portugal
420	Marsh, S.A. Mediadores de Seguros	Spain
421	Mercer (Argentina) S.A.U.	Argentina
422	Mercer (Australia) Pty Ltd	Australia
423	Mercer (Austria) GmbH	Austria
424	Mercer (Belgium) SA-NV	Belgium
425	Mercer (Canada) Limited Mercer (Canada) limitee	Canada
426	Mercer (China) Limited	China
427	Mercer (China) Limited (Beijing Branch)
428	Mercer (China) Limited (Guangzhou Branch)
429	Mercer (China) Limited (Shanghai Branch)
430	Mercer (China) Limited (Shenzhen Branch)
431	Mercer (China) Limited (Zhejiang Branch)
432	Mercer (Colombia) Ltda (Sucursal Peru/Peru Branch)
433	Mercer (Colombia) Ltda.	Colombia
434	Mercer (Denmark) A/S	Denmark
435	Mercer (Finland) Oy	Finland
436	Mercer (France) SAS	France
437	Mercer (Hong Kong) Limited	Hong Kong
438	Mercer (Hong Kong) Limited (Macao Branch)
439	Mercer (Ireland) Limited	Ireland

440	Mercer (Malaysia) Sdn. Bhd.	Malaysia
441	Mercer (N.Z.) Limited	New Zealand
442	Mercer (Nederland) B.V.	Netherlands
443	Mercer (Polska) Sp.z o.o.	Poland
444	Mercer (Portugal) - Recursos Humanos, Lda	Portugal
445	Mercer (Singapore) Pte. Ltd.	Singapore
446	Mercer (Sweden) AB	Sweden
447	Mercer (Taiwan) Ltd.	Taiwan (Province of China)
448	Mercer (Thailand) Ltd.	Thailand
449	Mercer (US) LLC	United States
450	Mercer Administration Services (Australia) Pty Limited	Australia
451	Mercer Africa Limited	United Kingdom
452	Mercer Alternatives (Luxembourg) S.a.r.l.	Luxembourg
453	Mercer Alternatives Advisers (US) AG	Switzerland
454	Mercer Alternatives AG	Switzerland
455	MERCER ALTERNATIVES LIMITED	United Kingdom
456	Mercer Asesores es Inversion Independientes S.A. de C.V.	Mexico
457	Mercer Broking Ltd.	Taiwan (Province of China)
458	Mercer Consulting (Australia) Pty Ltd	Australia
459	Mercer Consulting (Chile) Limitada	Chile
460	Mercer Consulting (France) SAS	France
461	Mercer Consulting (India) Private Limited	India
462	Mercer Consulting Limited	United Kingdom
463	Mercer Consulting Limited (Abu Dhabi Branch)
464	Mercer Consulting Limited (Saudi Arabia Branch)
465	Mercer Consulting Solutions (India) Private Limited	India
466	Mercer Consulting, S.L.U.	Spain
467	Mercer Corredores de Seguros Limitada	Chile
468	Mercer Danismanlik Anonim Sirketi	Turkey
469	Mercer Deutschland GmbH	Germany
470	Mercer Employee Benefits - Mediacao de Seguros Unipessoal Lda.	Portugal
471	Mercer Employee Benefits Limited	United Kingdom
472	Mercer Financial Advice (Australia) Pty Ltd	Australia
473	Mercer Financial Services Limited Liability Company	Morocco
474	Mercer Financial Services Middle East Limited	United Arab Emirates
475	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
476	Mercer Global Investments Europe Limited	Ireland
477	Mercer Global Investments Europe Limited (Germany Branch)
478	Mercer Global Investments Europe Limited (Sweden Branch)
479	Mercer Global Investments Europe Limited (UK Branch)
480	Mercer Global Investments Management Limited	Ireland
481	Mercer Global Real Estate Select GP LLC	United States
482	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
483	Mercer Health & Benefits Administration LLC	United States
484	Mercer Health & Benefits LLC	United States
485	Mercer Holdings, Inc.	Philippines
486	Mercer Holdings, LLC	United States
487	Mercer HR Consulting Borrower LLC	United States
488	Mercer HR Services, LLC	United States
489	Mercer Human Resource Consulting Ltda	Brazil

490	Mercer Human Resource Consulting S.A. de C.V.	Mexico
491	Mercer ICC Limited	Guernsey
492	Mercer Infrastructure General Partner S.a.r.l.	Luxembourg
493	Mercer International Private Equity Select III GP LLC	United States
494	Mercer Investment Management (Shanghai) Co., Ltd	China
495	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
496	Mercer Investments (Australia) Limited	Australia
497	Mercer Investments (HK) Limited	Hong Kong
498	Mercer Investments (Japan), Ltd	Japan
499	Mercer Investments LLC	United States
500	Mercer Ireland Holdings Limited	Ireland
501	Mercer Italia Societa d'Intermediazione Mobiliare SpA	Italy
502	Mercer Italia Srl Socio Unico	Italy
503	Mercer Japan Ltd.	Japan
504	Mercer Korea Co., Ltd.	Korea, Republic of
505	Mercer Lestisharat Alamal	Jordan
506	Mercer Limited	United Kingdom
507	Mercer Master Trust No. 1 Designated Activity Company	Ireland
508	Mercer Master Trust No. 2 Designated Activity Company	Ireland
509	Mercer Master Trust No. 3 Designated Activity Company	Ireland
510	Mercer Mauritius Ltd.	Mauritius
511	Mercer MC Consulting Borrower LLC	United States
512	Mercer Outsourcing (Australia) Pty Ltd	Australia
513	Mercer Outsourcing, S.L.U.	Spain
514	Mercer PE II Scotland GP Limited	United Kingdom
515	Mercer Pensionsfonds AG	Germany
516	Mercer Pensionsraadgivning A/S	Denmark
517	Mercer Philippines, Inc.	Philippines
518	Mercer Private Investment Partner IV General Partner S.a.r.l.	Luxembourg
519	Mercer Private Investment Partner V General Partner S.a.r.l.	Luxembourg
520	Mercer Private Investment Partners VI General Partner S.a.r.l.	Luxembourg
521	Mercer Private Investment Partners VII General Partner S.a.r.l.	Luxembourg
522	Mercer Schweiz AG	Switzerland
523	Mercer Services Australia Pty Ltd	Australia
524	Mercer Services Poland Sp. z.o.o.	Poland
525	Mercer South Africa Proprietary Limited	South Africa
526	Mercer Superannuation (Australia) Limited	Australia
527	Mercer System Services LLC	United States
528	Mercer Treuhand GmbH	Germany
529	Mercer Trust Company LLC	United States
530	Mercer Wealth (India) Private Limited	India
531	Mercury Insurance Services Pty Ltd	Australia
532	Mesos Asistencia SpA	Chile
533	MIPP S.a.r.l.	Luxembourg
534	MIPP VI S.a.r.l.	Luxembourg
535	MM Asistencias S.A.	Argentina
536	MMA Asset Management LLC	United States
537	MMA Securities LLC	United States
538	MMB Consultores S.A.	Argentina
539	MMC (Singapore) Holdings Pte. Ltd.	Singapore

540	MMC Borrower LLC	United States
541	MMC CAPITAL SOLUTIONS LP	United Kingdom
542	MMC Capital Solutions UK Limited	United Kingdom
543	MMC Capital Solutions US LLC	United States
544	MMC Finance (Australia) Limited	United Kingdom
545	MMC FINANCE (EUROPE) LIMITED	United Kingdom
546	MMC Finance (Singapore) Limited	United Kingdom
547	MMC Finance (US) Limited	United Kingdom
548	MMC Finance Holdings (US) Limited	United Kingdom
549	MMC FINANCE UK LIMITED	United Kingdom
550	MMC Financial Company	Saudi Arabia
551	MMC Funding (US) Limited	United Kingdom
552	MMC Group Services sp. z o.o.	Poland
553	MMC Holdings (Australia) Pty Ltd	Australia
554	MMC Holdings (New Zealand) ULC	New Zealand
555	MMC Holdings (UK) Limited	United Kingdom
556	MMC International Finance (Barbados) SRL	Barbados
557	MMC International Holdings LLC	United States
558	MMC International Limited	United Kingdom
559	MMC International Treasury Centre Limited	United Kingdom
560	MMC Management Services Proprietary Limited	South Africa
561	MMC Middle East Holdings Limited	United Kingdom
562	MMC Oliver Wyman Bermuda Ltd.	Bermuda
563	MMC Poland Holdings B.V.	Netherlands
564	MMC Regional LATAM Holdings B.V.	Netherlands
565	MMC Securities (Ireland) Limited	Ireland
566	MMC Securities Limited	United Kingdom
567	MMC Securities LLC	United States
568	MMC ShunTak Insurance Brokers Limited	Hong Kong
569	MMC ShunTak Insurance Brokers Limited (Macao Branch)
570	MMC UK Group Limited	United Kingdom
571	MMC UK Pension Fund Trustee Limited	United Kingdom
572	MMOW Limited	United Kingdom
573	Modern Risk Solutions Pty. Ltd.	Australia
574	Moola Systems Limited	United Kingdom
575	Mountlodge Limited	United Kingdom
576	MP Honan Insurance Brokers Sdn Bhd	Malaysia
577	MPIP III GP LLC	United States
578	MPIP IV GP LLC	United States
579	MPIP V GP, LLC	United States
580	MPIP VI GP, LLC	United States
581	MST Marsh, Inc.	Japan
582	Muir Beddal (Zimbabwe) Limited	Zimbabwe
583	National Economic Research Associates, Inc.	United States
584	National Economic Research Associates, Inc.	United States
585	National Economic Research Associates, Inc. - Sucursal en Espana (Spain branch )
586	NERA Australia Pty Ltd	Australia
587	NERA Economic Consulting GmbH	Germany
588	NERA Economic Consulting Limited	New Zealand
589	NERA SAS	France

590	NERA UK Limited	United Kingdom
591	NERA UK Limited (Belgium Branch)
592	Neuburger Noble Lowndes GmbH	Germany
593	Normandy Reinsurance Company Limited	Bermuda
594	Oliver Wyman (Hong Kong) Limited	Hong Kong
595	Oliver Wyman (Perth) Holdings Pty Ltd	Australia
596	Oliver Wyman (Perth) Pty Ltd	Australia
597	Oliver Wyman AB	Sweden
598	Oliver Wyman Actuarial Consulting, Inc.	United States
599	Oliver Wyman AG	Switzerland
600	Oliver Wyman Austria GmbH	Austria
601	Oliver Wyman B.V.	Netherlands
602	Oliver Wyman Co., Ltd.	Thailand
603	Oliver Wyman Consulting (Shanghai) Ltd	China
604	Oliver Wyman Consulting (Shanghai) Ltd ( Beijing Branch)
605	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
606	Oliver Wyman Energy Consulting Limited	United Kingdom
607	Oliver Wyman FZ-LLC	United Arab Emirates
608	Oliver Wyman GmbH	Germany
609	Oliver Wyman Group KK	Japan
610	Oliver Wyman Limited	United Kingdom
611	Oliver Wyman Limited (Abu Dhabi branch)
612	Oliver Wyman Limited (India Branch)
613	Oliver Wyman Limited (Saudi Arabia Branch)
614	Oliver Wyman Limited Liability Company	Greece
615	Oliver Wyman Limited W.L.L.	Bahrain
616	Oliver Wyman LLC	Qatar
617	Oliver Wyman LLC	Russian Federation
618	Oliver Wyman Ltd.	Korea, Republic of
619	Oliver Wyman Proprietary Limited	South Africa
620	Oliver Wyman Pte. Ltd.	Singapore
621	Oliver Wyman Pty Ltd	Australia
622	Oliver Wyman S.A.S.	Colombia
623	Oliver Wyman S.L.	Spain
624	Oliver Wyman S.r.l.	Italy
625	Oliver Wyman Sdn. Bhd.	Malaysia
626	Oliver Wyman Services Limited	United Kingdom
627	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
628	Oliver Wyman SNC	France
629	Oliver Wyman sp. z o.o.	Poland
630	Oliver Wyman SRL	Belgium
631	Oliver Wyman Thailand Holdings, LLC	United States
632	Oliver Wyman, LLC	United States
633	Oliver Wyman, LLC (Hong Kong Establishment)
634	Oliver Wyman, S. de R.L. de C.V.	Mexico
635	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
636	Oliver, Wyman Limited/Oliver, Wyman limitee (Barbados Branch)
637	Omega Indemnity (Bermuda) Limited	Bermuda
638	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
639	Orizon Underwriters SL	Spain

640	OWL Marine Insurance-Brokers GmbH	Germany
641	Pallas Marsh Servicos Ltda.	Brazil
642	Pavilion Advisory ULC	Canada
643	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
644	Pavilion Financial Corporation Holdings US III, LLC	United States
645	Perils AG
646	PI Indemnity Company, Designated Activity Company	Ireland
647	Pitcher Partners Sydney General Insurance Pty Ltd	Australia
648	Private Client Services by Mercer China Limited	China
649	Private Client Services by Mercer China Limited (Beijing Branch)
650	Private Client Services by Mercer China Limited (Guangzhou Branch)
651	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
652	Private Client Services by Mercer Limited	Hong Kong
653	Private Client Services by Mercer Pte. Ltd.	Singapore
654	Private Client Services by Mercer SA	Switzerland
655	Profund Solutions Limited	United Kingdom
656	PT Marsh Indonesia	Indonesia
657	PT Marsh Reinsurance Brokers Indonesia	Indonesia
658	PT Mercer Indonesia	Indonesia
659	PT Nexus Asia Pacific	Indonesia
660	PT Oliver Wyman Indonesia	Indonesia
661	PT Quantum Computing Services	Indonesia
662	PT Quantum Investments	Indonesia
663	PT Quantum Support Services	Indonesia
664	Pymetrics, Inc.	United States
665	Quacker Ventures, LLC	United States
666	Rightpath Reinsurance SPC, Ltd.	Cayman Islands
667	Risksmart Claims Solutions Pty Limited	Australia
668	Sail Insurance Company Limited	Bermuda
669	Salisbury Finance Limited	New Zealand
670	SCIB (Bermuda) Limited	Bermuda
671	SCM LT General Partner S.a.r.l.	Luxembourg
672	SCM PE General Partner S.a.r.l.	Luxembourg
673	Seabury & Smith Borrower LLC	United States
674	Seabury & Smith LLC	United States
675	Sedgwick Financial Services Limited	United Kingdom
676	Sedgwick Forbes Middle East Limited	Jersey
677	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
678	Sedgwick Group Limited	United Kingdom
679	Sedgwick Internationaal B.V.	Netherlands
680	Sedgwick Management Services (Barbados) Limited	Barbados
681	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
682	Sedgwick Noble Lowndes Limited	United Kingdom
683	Sedgwick Overseas Investments Limited	United Kingdom
684	Sedgwick Ulster Pension Trustees Limited	United Kingdom
685	Settlement Trustees Limited	United Kingdom
686	SF Private Debt General Partner S.a.r.l.	Luxembourg
687	Shanghai Mercer Insurance Brokers Company Ltd (Beijing Branch)
688	Shanghai Mercer Insurance Brokers Company Ltd (Guangzhou Branch)
689	Shanghai Mercer Insurance Brokers Company Ltd (Shenzhen Branch)

690	Shanghai Mercer Insurance Brokers Company Ltd.	China
691	Shorewest Insurance Associates, LLC	United States
692	Sirota Consulting UK Limited	United Kingdom
693	Smith Long Term Disability Management Group, Inc.	United States
694	Societe d'Assurances et de Participation Guian SA	France
695	Southern Marine & Aviation Underwriters, Inc.	United States
696	Suedzucker Versicherungs-Vermittlungs GmbH	Germany
697	The Benefit Express Holdings Limited	United Kingdom
698	The Carpenter Management Corporation	United States
699	The Positive Ageing Company Limited	United Kingdom
700	The Recovre Group Pty Ltd	Australia
701	Torrent Technologies, Inc.	United States
702	Tower Hill Limited	United Kingdom
703	Tower Place Developments (West) Limited	United Kingdom
704	Tower Place Developments Limited	United Kingdom
705	Tri International Consulting Group CJSC	Kuwait
706	triPica
707	UAD BB Marsh Lietuva	Lithuania
708	Vezina Assurances Inc.	Canada
709	Victor Attorney-In-Fact LLC	United States
710	Victor Deutschland GmbH	Germany
711	Victor Insurance Australia Pty Ltd	Australia
712	Victor Insurance Europe B.V.	Netherlands
713	Victor Insurance Italia S.r.l.	Italy
714	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
715	Victor Insurance Managers LLC	United States
716	Victor Insurance Pty Ltd	Australia
717	Victor O. Schinnerer & Company Limited	United Kingdom
718	Web Endeavors Inc.	United States
719	Wellnz Limited	New Zealand
720	WHS Total Solutions Pty Ltd	Australia